                                                                  EXHIBIT (23.2)





                              ACCOUNTANTS' CONSENT


We consent to the use of our reports included herein and to the reference of our firm under the heading "Experts" in the prospectus.



                                        KPMG Peat Marwick LLP




Lincoln, Nebraska
October 1, 1997